



3D Systems

www.3dsystems.com

NASDAQ:TDSC

Investor Event

NASDAQ MarketSite







Create with Confidence

Agenda

• Welcome	Amanda Molbert
• Strategic Direction	Abe Reichental
• Parts & Production	Kevin McAlea
• Printers & Branding	Cathy Lewis
• Dental Opportunity	Mark Maier
• Product Direction	Chuck Hull
• Financial Performance	Damon Gregoire
• Future Outlook	Abe Reichental
• Q & A	All

Forward Looking Statements

Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.



3D SYSTEMS



Strategic Direction

Abe Reichental

President & CEO







Create with Confidence



Business Stewardship



We experienced the worst recession in a generation

We adapted to a rapidly deteriorating demand environment and refined our business model

We reduced discretionary spending, while keeping the muscle of the organization intact

We maintained forward progress on our core strategic initiatives

We used our strong balance sheet to execute several acquisitions

Our efforts resulted in improved performance on lower revenue

Business Model

Expert Integration Of

Material Science

Imaging Technology

Application Know-How

And Process

Delivers

Design-To-Manufacturing Solutions Worldwide

Technology Stewardship



SLS®
SLM
SLA®
DTS
FTI
MJM

6 Print Engines → 400 Patents → Endless Applications

Key Developments

- V-Flash® 3-D Desktop Printer
- sPro™ 60 SLS® Systems
- ProJet™ 3000MP 3-D Printer
- Acura® PEAK™ Material
- Desktop Factory Acquisition
- 3Dproparts™ Services
- ProJet ™ 5000 3-D Printer
- MQast® Rapid Metal Parts
- Acu-Cast Acquisition
- AdvaTech Acquisition
- Moeller Acquisition
- DPT Acquisition

Marketplace Convergence


Additive Manufacturing
Wide-Format Printing
3D Printing
Traditional Manufacturing
Machine Tool

Marketplace Opportunities



$400 Million
3D Medical
3D Parts
$600 Million
Marketplace
Opportunities
$~3 Billion
$500 Million
3D Dental
3D Printers
$ 1 Billion
3D Aerospace
$500 Million

Source: 3D Systems

Growth Drivers


Strategic Initiatives
New Verticals
New Markets
Installed Base
New Products
Channel Expansion

Sustainable Competitive Advantage


First Mover in Multiple Verticals
Growing Installed Base
Global Presence
Application Knowhow
Technology Flexibility

Strategic Initiatives


Build 3Dproparts™ global services, Expand through strategic acquisitions and organic growth
Accelerate 3-D Printer penetration through channel expansion and new products
Grow healthcare revenue leveraging competencies

Growth and Value Creation



Technology
Customer Value
Stockholder Value
Printers
Production
Parts
Recurring
Revenue
70-80%

Growth and Expansion

Core Business

- Defend and extend the core
- Build scale and scalability
- Build relative share
- Leverage presence
- Develop disruptive technologies
- Build long-term competencies

Acquisitions

- Adhere to core knowledge and experience
- Invest in adjacencies
- Complementary tuck-ins

New Business

- Seeded by M&A
  - manufacturing
- Customer partnerships

New Markets

- China
- India




dentallabproducts
57+ new products


3D SYSTEMS
flash
Desktop Modeling
Fast
Convenient
Affordable

M&A Review

Strategy	Status
Fits tightly defined strategic needs in core or complementary adjacencies	One technology acquisition, four 3Dproparts™ related acquisitions
Bolt-ons in areas we understand	Self-financed, use shelf only for strategic, accretive investments
Targeted to bring technology, marketplace access or scale	3Dproparts™ to represent 15-20% of total 2010 revenue

Strategic Summary

- Core business growth from cross selling opportunities
- Scale where market opportunities are large: **Printing** and **Manufacturing**
- Increase relative share in verticals: **Healthcare and Aerospace**
- Tactical globalization
- Drive technology to fuel market leadership
- Tradeoffs of printers' profitability to fuel value creation momentum through materials and services
- Leverage brand, technology, people, service and channel



Investment Return
EPS Growth
Revenue Growth

- Technology leadership ensures market leadership and growth
- Technology lattice protects the downsides and ensures upsides
- Low capital intensity
- **Growth as a way of life**

Design-To-Manufacturing Source



Prototypes
Parts
Patterns
Services
Systems
Materials
Processes





Products and Markets

Kevin McAlea

Vice President Global Business







Growth and Value Creation


Technology
Customer Value
Parts
Stockholder Value
Recurring
Revenue
70-80%

3Dproparts™ Promise



Widest range of production and additive grade

Materials

Latest Additive and Traditional Manufacturing

Systems

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Source with Confidence













3Dproparts™ Services


3Dproparts™
3Dproparts™ Online Services
3Dproparts™ Premier Services
3Dproparts™ Aerospace and Defense
3Dproparts™ Dental and Medical

3Dproparts™ Capabilities


- Stereolithography (SLA®)


- Selective Laser Sintering (SLS®)


- Selective Laser Melting (SLM)


- Jet Printing (MJM)


- QuickCast™


- Urethane Castings


- Mqast® and Acu- Cast

3Dproparts™ Reach



20
Network
Affiliates
ACU-CAST

3Dproparts™ Difference


Global
Over Night
Compre-hensive solutions
Flex capacity

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Growth and Value Creation


Technology
Customer Value
Stockholder Value
Production
Recurring
Revenue
70-80%

~$1 Billion Opportunity



Rapid Manufacturing represented ~$100 million of revenue for all Additive Manufacturing suppliers

Dental, medical and Aerospace Opportunities hold greatest potential

Difficult to make parts

Manufacturing applications

Distributed design and manufacturing

Source: 3D Systems

Comprehensive Production Systems Continuum



iPro
iPro
iPro
iPro
iPro
iPro
iPro
iPro
iPro

The Pro Difference



bodum



Exceptional sidewall quality.

Unprecedented surface smoothness.

Remarkable feature resolution.

Best-in-class edge definition.

Tolerances that rival the accuracy of CNC-machined parts.

Produce With Confidence

Numerous Rapid Manufacturing Systems In Operation Worldwide

Rapid Manufacturing Partnerships With Industry Leaders And Shapers

Proven Expert Integration Capabilities







Dental Opportunities



Orthodontics $0.6B (USA Only)

Crowns and Bridges$4.6B (WW)

Dental Implants $2.9B (WW)

CAD/CAM US Market valued at $800M for 2009

CAD/CAM CAGR of 15% until 2015

Dental Solutions



Aerospace and Defense Solutions







3D Printing and Branding

Cathy Lewis

Vice President Global Marketing







Growth and Value Creation



Technology
Customer Value
Printers
Stockholder Value
Recurring
Revenue
70-80%

$1 Billion Marketplace Opportunity



The average growth of 3-D printer unit sales from 1996 through 2008 was approximately 40%.

The market is well-positioned for further growth because of the wide appeal of 3-D printers priced at less than $15,000.

Gartner believes this continuing demand bodes well for the longer-term prospects of the 3-D printer market.

Gartner estimates shipments rise to 85,000 units in 2015.

Source: Gartner, 3D Systems

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Comprehensive 3-D Printers Continuum



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Printer Marketplace Positioning







Personal Printers

- Desktop
- Office
- Small format
- Simple, easy to use

Professional Printers

- Groupware
- Office, model shop
- Small and mid format
- Material properties

Production Printers

- Productionware
- Manufacturing floor
- Small to large format
- Extreme productivity

Desktop Printer Category



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V-Flash® Desktop Printer



Easy to own, and operate $9,900	Connects to your network	Simple to use	Produces real parts	CAD compatible

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Performance and Quality

- Hard, durable plastic
- Excellent material properties
- High resolution, "true-to-design" detail
- Smooth surfaces
- Balanced physical properties









Real World Apps

- Concept models
- Communic-ations models
- Proof of concept
- Form/Fit Validation
- Assembly testing



- Ergonomic testing
- Product mock-ups
- Marketing focus group studies
- Architectural models
- Functional testing

Small-Format Professional Printer Category


PRO JET

Professional and Production Printers






ProJet™ SD 3000

- $59K
- VisiJet® SR200 Plastic
- MCAD
- Education
- Architecture
- Industrial design
- Graphics design
- Animation
- Packaging Design

ProJet™ HD 3000

- $69K
- VisiJet® HR200 Plastic
- Jewelry design
- Micro-engineering
- Collectables
- Miniatures
- Apparel design
- Medical modeling

ProJet™ CP 3000

- $69K
- VisiJet® CP200 RealWax
- Foundry casting
  - Automotive
  - Aerospace
  - Engine parts
  - Connectors
  - Plumbing

ProJet™ CPX 3000

- $79K
- VisiJet® CPX200 RealWax
- Micro-casting
  - Jewelry
  - Medical devices
  - Medical implants
  - Figurines
  - Electronics

Large-Format Production Printer Category



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3-D Printers Deliver Monetized Value!

Enhances design freedom

Reduces inventory cost

Simplifies supply chain

Optimizes complex assemblies

Eliminates production tooling

Facilitates product personalization





Reduces capital investment

Enables mass-customization





Compresses lead-times

Minimizes waste material





Print with Confidence



Z CORPORATION
OBJET
JET
Upgrade Your Print Output
dimension

Everything We Do Defines Our Brand


Public Relations
Behavior
Community Relations
Advertising
Marketplaces
Name
3D SYSTEMS
Internal Communications
Identity / Logo
Promotional Material
People
Web Presence
Product and Support

Create *a Better World* with Confidence











Mindshare Expansion



Inside sales
CRM
Lead generation
Online Presence
Opinion leadership
Online knowledge
Channel expansion
Educational Institutions

Brand Repositioning

SYSTEMS

Create With Confidence



Source With Confidence



Print With Confidence



Produce With Confidence





Dental Opportunities

Mark Maier

Vice President Aurum Dental







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Create with Confidence

THE AURUM GROUP



Founded in 1961 in Canada
Top 5 largest lab in North America
500+ technicians
Network of Laboratories across Canada and the United States
Full spectrum of dental services
Central Manufacturing Services

AURUM CERAMIC DENTAL LABORATORIES LLP

SPACE MAINTAINERS LABORATORIES - PACIFIC NORTHWEST

CERUM ORTHO ORGANIZERS

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North America Dental Laboratory Space = Cottage Industry

- Estimated 11-12,000 labs
- 95% <4 techs
- 1% <100 techs
- Used to be a local business
- Increasingly regional and global:
  - FedEx and UPS
  - Offshoring
  - Milling Centers

Dental Market Drivers

60 million units of dental prostheses were sold in 2008 in the USA.

By 2015 that number is expected to reach 80 million

Improvements in dental health	Elderly more likely to opt for crown	Upwardly mobile immigrant population

All-ceramic crown and bridge market expected to grow CAGR 24.3% over the next 5 years.

In 2009 CAD/CAM prosthesis valued at nearly $800 million	In 2014 it is estimated that is will be a 2.4 billion market

Source: 2008, 2009 iData Research Inc.

Laboratory Economics

Analog world:



Materials =10%

100 units = 5 techs

Labor = 40%

Units/tech/day = 20

Digital world:

Labor cost

Productivity

Material savings 10-20%

100 units = 2 techs



Labor = 40%

Units/tech/day = 50

Dental Laboratory, Marketplace in Transition



2009/10
Perfect Storm:
Rapid
Technological
Change
Weak
economy
Globalization
Automation
and
Consolidation

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Open Health Strategy


Open
Digital
Global

What is OpenHealth?

OpenHealth is a Preferred Partner for:

- Suppliers
- Dentists
- Labs

Servicing:

- 10000+ dentists
- 500+ laboratories
- 2000+ Cases daily

Powered by OPEN HEALTH

core 3d centres



Open Health | Core 3d Centres | Canada | USA | United Kingdom | Benelux | Australia | Scandinavia | Germany

BRIGHTSQUID DENTAL LINK


core 3d
centres
enhanced aesthetic
solutions

home
background
services
products
marketing
seminars
news
downloads
contact

Join our Global Network and Grow with Us!

Leverage our critical mass, unique capabilities, brand and market position to grow the profitability of your lab by combining your expertise and client relationships with our state-of-the-art open technology platform and supplier relationships.

- Stay on the leading edge of technology with open architecture
- Reduce investment risk
- Shorten the learning curve
- Reduce fixed and variable costs and labor
- Improve customer service and patient satisfaction
- Maximize growth and profits

Provide your clients with access to ALL the leading brands: e.max®, ZenoTec®, LAVA™, Cercon®, Procera® and our own Core™ range of products. The Core™ range allowed us to expand our digital product range to our own brand of Zirconia with an expanded range of indications including Implant abutments and Core Resin. We have also increased our customer support structure with the introduction of the CORE 3D Base marketing package and sales tools.

CLIENT LOGIN


D700
SCANNER
FIND OUT MORE


RESIN
DIGITAL
MANUFACTURING


EFFECTIVE

Technologically Superior

core 3d centres


Centralized milling centers
Placement of intraoral and impression scanners (>150 in place today)
Common Open Architecture CAD/CAM platform globally: 3Shape
Common Dental 3D Printers: 3D Systems ProJet DP 3000
Technology is only part of the solution…

OPEN HEALTH

Brightsquid DentalLink™


Diagnosis
Scan
Model
Restoration
Brightsquid Dental Link
Prescription
Design
Milling
Seat


BRIGHTSQUID
DENTAL LINK
3shape
CADENT
iTero
3D SYSTEMS
DIGITAL DENTAL SOLUTIONS
DMG

Brightsquid DentalLink™


On-line Rx
Patient Care Time-line
Transaction and communication archiving
Digital scanners integration
Practice and Lab Management system integration
Real-time digital communication: Text and VOIP
File sharing and on-line collaboration
CE Portal
Billing engine
OPEN HEALTH
core
core 3d centres
BRIGHTSQUID
DENTAL LINK

Shaping The Future of Dental Solutions







Product Direction

Chuck Hull

Chief Technology Officer







Technology Stewardship


SLS
SLM
SLA
DTS
FTI
MJM

6 Print Engines

400 Patents

Endless Applications

Intellectual Property Stewardship


PAT PEND
Balance
Licensing
400 Patents
Enforcement
Coverage

Development Culture


Newness to Market
Low
High
Newness to Company
High
Low
New Product Lines
Completely New
Core Product Revisions
Line Extensions
Repositionings
Changes to Augmented Product

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Development Roadmap


PUSH


HOT

$10 Million R&D → 3 R&D Facilities → New Materials → New Systems → New Solutions

Augmentations and Revisions


PUSH
WWW

Easier to run Greener CAD To Part

Crossovers






iPro


iPro



Extensions







Repositioning







Completely New







Performance Materials


DuraForm®
Accura®

Performance and Price Continuum







Financial Performance

Damon Gregoire

Chief Financial Officer







Revenue Quality and Mix

Recurring

- Materials and services make up 72% of total revenue for Q1,10
- Recurring revenue contributed 78% of our gross profit margin for Q1,10

Healthcare

- Healthcare Solutions revenue including systems, materials and services represented 12% of total revenue in Q1,10
- 68% of Healthcare Solutions revenue came from recurring sources

Printers

- Printers revenue increased from 22% of total systems revenue in 2008 to 39% of total systems revenue in 2009
- Printers revenue represented 54% of total systems revenue for the first quarter of 2010

Printer Materials Revenue Model


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
1
2
3
4
5
YEAR
Mat'l Sales - New Installs
Mat'l Sales - Existing Installs

- Model assumes net annual material revenue of $12,000 per printer from a mix of all printers.
- Model illustrates cumulative revenue growth of adding 100 new printers/year for five years.

This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

Create with Confidence

Gross Profit Margin Composition

Q1-09	Q2-09	Q3-09	Q4-09	Q1-10
43.6%	43.8%	44.5%	44.2%	45.3%

Materials contributes highest margin 60% blended average with higher Printers material margin

Greater systems revenue margin results in margin expansion from improved overhead absorption

Margin gains are sustainable

Operating Costs and Leverage


40
35
30
25
20
15
10
5
0
Revenue Trend Line
Actual Operating Expenses Line
Q109
Q209
Q309
Q409
Q110

SG&A Costs

- SG&A costs are stable
- Internal systems and processes permit increase revenue without additional administrative costs
- Expect SG&A increases to primarily mirror sales and marketing activities

R&D Costs

- Focused spending yielded higher productivity and better ROI
- Introduced 18 new products and materials in 2009

Bottom Line

EPS Improvement over Prior Year's Quarter	
Q1 2009	$0.08
Q2 2009	0.09
Q3 2009	0.08
Q4 2009	0.08
Q1 2010	0.18

Revenue and margin expansion, coupled with operating costs containment and optimization resulted in improved bottom line and stronger Balance Sheet

Investment Philosophy and Execution

ROI-based with an eye on the future

Capital expenditures built around R&D and revenue generation, not back office spending

Acquisitions must be accretive

R&D spending to enhance competitive advantage

Current and planned investments in all areas are evaluated as part of our overall strategic plan

Acquisition Integration and Accounting

Integration

Leverage ERP system to bring acquisition onto our system by end of first week

Fully integrate without impairing acquired entity's ability to operate

Control structure in place and visibility to manage on a real-time basis from acquisition date

Accounting

Delivery of Opening Balance Sheet, including intangibles and goodwill, complete within the quarter of the acquisition

Actual results reported in financial statements beginning in the same period

Disciplined methodology allows us to integrate and record acquisitions quickly enabling focused management

Balance Sheet Management


No Debt
Strong Cash Balance
Quality Receivables
Balanced Inventories
Managed Payables

Strong balance sheet coupled with operating leverage allowed us to fund our strategic initiatives.

Operating Expenses Outlook

- ERP leverage
- Strong, centralized financial controls structure
- Supply chain & logistics efficiencies
- Alignment of resources

Expect continued operating efficiencies

Revenue Expectations and Outlook


Health-Care Solutions
3Dproparts
Expect Continued Revenue Growth
Channel Expansion
3DPrinters

Long Term Operating Model

Revenue	$150 million	$200 million
Gross Profit	48%	58%
SG&A	25%	23%
R&D	8%	7%
Operating Income	15%	20%
Net Income after tax	10%	15%
Depreciation & Amortization	4%	4%
Capital Expenditures	2%	2%
Recurring Revenue	70%	80%

This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.





Future Outlook

Abe Reichental

President & CEO







Future Outlook

Marketplaces are opening and converging

Convergence presents new delivery and revenue opportunities

3Dproparts™ amplifies end-user reach and branding experience



Continuum of design to manufacturing solutions enhance attractiveness and stickiness

Technology lattice enables accelerated development

Compact, productive, affordable and user-friendly systems with enhanced print quality continue fuel growth

Prosumer To Consumer


SYSTEMS

Strategy in Action

Build installed base using 3Dproparts™ as springboard for move ups

Penetrate, expand verticals with customer solutions knowhow

Capitalize on Convergence to define and shape the future

Capture emerging marketplaces

Harness technology and expertise to differentiate

Develop sticky mutually profitable customer relationships

Bottom Line

- First mover advantage in key verticals
- Technology span, integration expertise and robust NPD pipeline
- Expanding global presence and installed base
- Differentiated recurring revenue business model
- Improving operating results and cash flow
- Significant growth drivers and initiatives
- Measurable value, customers and stockholders





Thank You





